SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                           Date of Report: May 3, 2006
                 Date of Earliest Event Reported: April 28, 2006
                 -----------------------------------------------



                            NATURAL GAS SYSTEMS, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)


        0-27862                                          41-1781991
------------------------                    -----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


820 Gessner, Suite 1340, Houston, Texas                     77024
----------------------------------------                  ---------
(Address of Principal Executive Offices)                  (Zip Code)


                                 (713) 935-0122
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

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TABLE OF CONTENTS

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits.


Signatures



Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On April, 28 2006, the Board of Directors (the "Board") of Natural Gas Systems, Inc. (the "Company") adopted a new Code of Ethics that applies to the Company's officers, directors and employees. The Board's adoption of the new code of ethics policies effectively amends the Company's previous unwritten code of ethics policies. However, the adoption of the new code of ethics policies did not result in any waiver, explicit or implicit, of any provision of the Company's previous code of ethics policies.

A copy of the Code of Ethics is attached to this Current Report on Form 8-K as
Exhibit 14.1, and is incorporated by reference into this Item 5.05.

Item 8.01 Other Events.

On April 28, 2006, the Board of the Company also approved the charters for each of the Audit Committee, the Compensation and the Nominating Committees of the Board. The committee charters will be posted on the Company's website at www.natgas.us as soon as practicable.

A copy of the Audit Committee Charter, the Compensation Committee Charter and the Nominating Committee Charter, are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference into this Item 8.01

Item 9.01 Financial Statements and Exhibits

     Exhibits.
     ---------

     The following exhibit is filed as an exhibit to this Current Report on Form 8-K:

     Exhibit No.   Description

     14.1          Code of Ethics for Natural Gas Systems, Inc.

     99.1 Audit Committee Charter of the Board of Directors of Natural Gas Systems, Inc.

     99.2 Compensation Committee Charter of the Board of Directors of Natural Gas Systems, Inc.

     99.3 Nominating Committee Charter of the Board of Directors of Natural Gas Systems, Inc.





















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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NATURAL GAS SYSTEMS, INC.



Date:  May 3, 2006                 By:  /s/ Robert Herlin
                                        -----------------
                                        Robert Herlin, Chief Executive Officer
























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